AMERICAN HIGH-INCOME TRUST

[The American Funds Group (R)]

LOOKING BEYOND TODAY'S YIELD

[cover: sketch of man looking through binoculars]


ANNUAL REPORT
for the year ended September 30, 1997
A

merican High-Income Trust (SM) seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

American High-Income Trust is one of the 28 funds in The American Funds Group,(R)managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.


RESULTS AT A GLANCE
                                                                  TOTAL RETURNS
                                      Lifetime/2/
(for periods ended 9/30/97)/1/        One Year      (annualized)

American High-Income Trust             +14.66%           +11.82%
Salomon Brothers
 Broad Investment-Grade Bond Index      +9.71%            +8.76%
Salomon Brothers
 Long-Term High-Yield Index            +18.82%           +12.13%
Lipper
 High Current Yield Bond Funds Index   +14.96%           +10.45%

30-DAY RATES (AS OF 10/31/97)

Yield based on Securities and Exchange
Commission formula                                         7.22%
Distribution rate based on offering price                  7.27%
Distribution rate based on net asset value                 7.63%

In its lifetime of over 9-1$2 years (2/19/88 through 9/30/97), American High-Income Trust ranked 8th in total return among the 52 high current yield funds in existence throughout the period, according to Lipper Analytical Services. For the five years ended September 30, it ranked 29th of 65 and for the 12 months ended September 30, the fund ranked 101st of 171. Lipper rankings do not reflect the effects of sales charges.

/1/Change in value of investment with dividends and capital gain distributions reinvested

/2/Since 2/19/88

The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

Fund results in this report were computed without a sales charge unless otherwise indicated. The maximum sales charge is 4.75%; sales charges are lower for accounts of $25,000 or more. THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

About our cover: American High-Income Trust is a bond fund with a difference - the difference being that it looks beyond today's yield to find long-term growth.


FELLOW SHAREHOLDERS:

We are pleased to report that fiscal 1997 was a rewarding year for investors in American High-Income Trust. The fund provided a steady stream of income and a solid total return during the 12 months ended September 30.

Shareholders who reinvested their dividends totaling $1.24 a share and the 1.5 cents a share capital gain distribution paid in December earned a total return of 14.7%, including an income return of 8.7%. Investors who elected to take dividends in cash saw the value of their holdings increase 5.7% while earning an income return of 8.4%.

For the year, the fund trailed the unmanaged Salomon Brothers Long-Term High-Yield Index, which had a total return of 18.8%, and nearly matched the Lipper High Current Yield Bond Funds Index, an index of the 30 largest high-yield funds tracked by Lipper Analytical Services, which had a total return of 15.0%. The unmanaged Salomon Brothers Broad Investment-Grade Bond Index, which measures higher quality bonds, rose 9.7%.

This was a strong year for the U.S. bond market. Inflation remained in check and the government's economic indicators showed little threat of rising prices on the horizon. That was good news for the bond market because investors' expectations about inflation are a key factor in determining which way bond prices move. If bond buyers expect inflation to drop or remain low, they frequently bid bond prices higher.

The good economic news led some analysts to speak of a "new paradigm" in the market, with the idea that this favorable confluence of economic events may last well into the future. While we are pleased that American High-Income Trust benefited from the bond market's strength during the past year, we must caution against expecting such strong returns to continue indefinitely.

This year, the fund marked an important milestone when it passed $2 billion in assets, making it one of the 50 largest taxable fixed-income funds tracked by Lipper. Since the fund's inception in February 1988, the bond market has changed in many ways. One of the biggest changes has been the market's growth. Much of the growth has come outside the United States, including bonds issued by corporations and governments in both developed countries and emerging markets. The fund's portfolio reflects the increased number of opportunities available around the world. In the past year, the fund increased its holdings of non-U.S. securities to 20% of net assets from 14%, including about 9% in emerging markets.

We believe our extensive global research will continue to find attractive opportunities in emerging markets in the future. Regardless of where it finds opportunities, your fund has always invested with an eye toward providing solid long-term returns in addition to high current income. To accomplish this, American High-Income Trust concentrates its efforts on research, with the aim of buying bonds of the right companies at the right price.

Richard Schotte, the fund's president since its inception and one of its three portfolio counselors, has announced his retirement effective December 31. The fund's Trustees wish to thank Richard for his years of service and his tireless efforts on the fund's behalf.

We anticipate that in December we will declare a special income dividend, as well as a capital gain distribution of about 34 cents per share. We look forward to reporting to you again in six months.

Cordially,

[/s/ Paul G. Haaga, Jr.]          [/s/ Richard T. Schotte]
Paul G. Haaga, Jr.                Richard T. Schotte
Chairman of the Board             President

November 14, 1997


CHARTING AN INVESTMENT

Here's how a $10,000 investment in American High-Income Trust grew between February 19, 1988, when the fund began operations, and September 30, 1997, the end of its latest fiscal year. As you can see, that $10,000 grew to $27,872 with all distributions reinvested.


[begin chart]
$30,057/1/
Salomon Brothers Long-Term High Yield Index

$27,872/2,3/
American High-Income Trust with dividends reinvested

$25,995/1/
Lipper High Current Yield Bond Funds Index

$22,406/1/
Salomon Brothers Broad Investment-Grade Bond Index

$13,897/4/
Consumer Price Index (inflation)

$10,000/2/
original investment

                                    American
                                    High-Income        Lipper High
Year ended     Salomon Brothers     Trust/2/,/3/       Current Yield      Salomon Brothers        Consumer
September      Long-Term High-      with dividends     Bond Funds         Broad Investment-       Price Index
30             Yield Index/1/       reinvested         Index/1/           Grade Bond Index/1/     (inflation)/4/
1988/5/        $10,506              $10,074            $10,475            $10,222                 $10,328
1989           11,010               11,073             10,935             11,367                  10,776
1990           9,560                10,628             9,570              12,237                  11,440
1991           13,190               13,723             12,290             14,198                  11,828
1992           16,298               16,204             15,132             15,999                  12,181
1993           19,162               18,568             17,473             17,627                  12,509
1994           18,957               18,866             17,899             17,063                  12,879
1995           23,330               21,382             20,178             19,461                  13,207
1996           25,295               24,308             22,612             20,423                  13,603
1997           30,057               27,872             25,995             22,406                  13,897

[end chart]

/1/All results calculated with dividends reinvested or interest compounded. The Salomon Brothers indexes are unmanaged and do not reflect sales charges, commissions or expenses. The Lipper index is at net asset value.

/2/This figure, unlike those shown earlier in this report, reflects payment of the maximum sales charge of 4.75% on the $10,000 investment. Thus, the net amount invested was $9,525. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. No adjustment has been made for income or capital gain taxes.

/3/Includes reinvested dividends of $15,068 and reinvested capital gain distributions of $597.

/4/Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

/5/For the period February 19 through September 30, 1988.

Past results are not predictive of future results.


Average ANNUAL COMPOUND RETURNS* (for periods ended September 30, 1997)

Lifetime (since February 19, 1988)        +11.25%
Five Years                                +10.37%
One Year                                   +9.23%

 *Assumes reinvestment of all distributions and payment of the 4.75% maximum sales charge at the beginning of the stated periods.



A CONCENTRATION ON COMPANIES

From its earliest investments almost 10 years ago, to being a $2 billion portfolio today, American High-Income Trust has always had a unique approach to the bond market.

Three attributes help set American High-Income Trust apart: concentration on individual companies, a research process that provides many different perspectives on potential investments, and a focus on long-term results - not just today's high yield.

These attributes are especially important in the high-yield bond market. Many issuers are not well known on Wall Street because they do not have publicly traded shares outstanding and others may be experiencing a difficult period. To understand value, investors need to study individual companies closely, consider many perspectives and develop a realistic outlook on a company's prospects over a long time period.

Despite its large size, the fund's portfolio has been built meticulously, one company at a time from the bottom up. "It is driven by decisions on individual companies," says Richard Schotte, the fund's president.
Understanding a company's management is key to the process, he says. "We want to be quite comfortable that the people running the company are building value." The fund's analysts and portfolio counselors analyze the quality of a company's leaders, its objectives, whether they think it will be successful and how long it will take to realize its goals.

To come up with answers to these questions, the fund's investment managers study a company's financial statements and business plan. They interview the firm's president, chief financial officer, and other managers. They also often visit the facilities and talk with suppliers, competitors and customers.

Each potential investment is also judged as to how it relates to the fund's total portfolio. "That complicates your decision," says Richard. "Say you want to allocate 2% or 3% of your portfolio to the bonds of one company. You then have to look at how much exposure you already have to that type of company or industry in your portfolio."

There are different kinds of industry risks. Some are correlated across industries and some aren't. Suppose you own restaurants in San Francisco, Des Moines and Detroit, and a national recession occurs. As a result, many people eat out less often - and that's a correlation. But if there's a strike at an auto plant in Detroit, it's probably only going to hurt your Detroit restaurant
- not the ones in Des Moines and San Francisco. "You try to make sure that you don't have too many correlated risks in the portfolio," says Richard.

[sketch: couple shaking hands in front of building]

The fund's investment managers must also have the ability to understand a business in a short period of time. "We're apt to have a company coming out with a new $250 million bond issue - and we may not know the company or the industry very well," says Richard. "We may only have a week to make a judgment on it."

When that happens, the fund's investment managers may only take a small position and increase it slowly as they learn more about the company. Such was the case with AMF Group, a Richmond, Virginia operator of bowling centers. The fund originally took a small position in AMF and then added to it steadily over time. The company's earnings have increased and it has made several acquisitions. Today, AMF represents 1.1% of the fund's portfolio and has been a very good investment.

A DEDICATION TO RESEARCH

American High-Income Trust's research process has many unique aspects. An important one is the cooperation of equity and fixed-income analysts throughout Capital Research and Management Company (CRMC), the fund's adviser. Both bond investors and stock investors benefit from this cross-fertilization of ideas and perspectives, but in the end the fixed-income professionals make the investment decisions in this fund.

[sketch: woman sitting at desk piled with paper]

Mike Kerr, a CRMC oil industry stock analyst, frequently works with Cathy Kehr, his counterpart for American High-Income Trust. "It's too big an industry for one analyst to be everywhere," Mike says.

"In some cases I use her work because she has already researched the companies," Mike says. "I'm able to borrow her work and consider whether to buy the stock based in part on her research. I have a bigger-picture focus, an industry-wide background, and Cathy typically has done the research on the individual company." High-yield bond analysts develop financial models that have sensitivity to various risks because they are attempting to find out whether the company can survive the risks and keep making the interest payments on the debt.

"It just becomes part of a habit. You share information, meetings and conclusions," Mike says.

At times, the bond analysts have researched a company that the equity analysts know little about. "Often, we look at a company before it issues shares publicly so we may be up to speed on it before the equity analysts," says Susan Tolson, one of the fund's three portfolio counselors.

"I've been following cable companies for 25 years and I have good contacts in the business and know what's going on. That's a resource the bond analysts can tap," says Gordon Crawford, a portfolio counselor for several equity funds managed by CRMC. "I also think access can be opened up tremendously if we own a large equity stake in a company," he adds.

A FOCUS ON LONG-TERM RESULTS

The fund's investment managers are also able to use the global resources of CRMC which, along with its affiliates, maintains research offices across the United States and in five other countries. CRMC's size - it manages the assets of 28 mutual funds with more than $175 billion invested - can give the fund an edge.

The primary goal of American High-Income Trust is a high level of current income, but bonds in the fund's portfolio are never judged solely against the yardstick of current yield. The fund also strives to produce solid, long-term total returns. To balance current income and long-term gains, the fund's portfolio counselors and analysts have to know both what to buy and when to buy it.

At times, riskier securities, which pay higher interest, may offer the best potential for long-term rewards. Other times, less risky securities may be the most attractive opportunities available. The fund's dividends will fluctuate as the makeup of the portfolio changes and as interest rates rise and fall. Because its goal has always been to invest prudently for the long term, there will be times when the fund finds it necessary to forgo some yield today to be in a better position to take advantage of opportunities in the future. This past year, for example, the fund reduced its monthly dividend from 10.25 cents a share to 10 cents.

Over the long term, the philosophy of buying the right companies after thorough research has paid solid returns. A shareholder who invested $10,000 at the beginning of the fund's first full fiscal quarter on March 1, 1988 and took income distributions in cash, has received most of the initial investment back in dividends alone - $8,964 as of September 30, 1997.

As you read through the portfolio, which begins on the next page, you may recognize many companies from previous reports. It's not unusual for the fund to hold a company's bonds for several years.

This buy-and-hold philosophy is especially evident when an industry falls on hard times. In these situations, the fund's investment professionals are more likely to increase, not decrease, their research into companies in the industry. They know that good companies often suffer when an industry hits rough times. Finding an opportunity in an under-appreciated sector of the market or increasing the fund's holdings in a company during a temporary setback can be one of the most rewarding decisions over the long term.

When Paracelsus Healthcare, a Houston, Texas owner of specialty hospitals, fell from favor last year, the fund increased its holdings. Today, Paracelsus is one of the fund's largest holdings at 1.5% of the portfolio and has turned out to be a good investment.

"We're researching companies that have the ability to create value over time. That's fundamentally what it's all about," says Richard Schotte.

[sketch: man looking through telescope at horizon]

American High-Income Trust
Investment Portfolio
September 30, 1997

--------------------------------------------------

U.S. Corporate Bonds   61%
Non-U.S. Corporate Bonds 16%
U.S. Treasuries 5%
Stocks  6%
Non-U.S. Government Bonds  3%
Cash Equivalents  9%


                                                                                               Percent
Ten Largest Corporate                                                                           of Net
Bond Holdings                                                                                   Assets
------------------------                                                                      --------
Omnipoint                                                                                         1.86%
USAir                                                                                             1.71
Bell Cablemedia/Videotron Holdings                                                                1.70
Integrated Health Services                                                                        1.55
Container Corp. of America                                                                        1.53
Paracelsus Healthcare                                                                             1.51
California Energy                                                                                 1.48
PriCellular Wireless                                                                              1.36
Orion Network Systems                                                                             1.31
International CableTel/NTL                                                                        1.25

--------------------------------------------------                                           ---------     -----------    --------

                                                                                             Principal          Market     Percent
                                                                                                Amount           Value      of Net
Bonds & Notes - 84.55%                                                                           (000)           (000)      Assets
Banking & Financial Services - 0.42%
Chevy Chase Bank, FSB  9.25% 2008                                                               $2,000          $2,030        0.10%
First Nationwide Holdings Inc.:
 10.625% 2003(1)                                                                                  4,000           4,400
 12.50% 2003                                                                                      2,000           2,250        .32
                                                                                                           -----------    --------
                                                                                                                  8,680        .42
                                                                                                           -----------    --------
Beverages - 1.70%
Canandaigua Wine Co., Inc.:
 8.75% 2003                                                                                      12,000          12,120
 8.75% 2003(1)                                                                                    5,250           5,355        .83
Delta Beverage Group, Inc. 9.75% 2003(1)                                                         11,100          11,669        .55
Dr Pepper Bottling Co. of Texas 10.25% 2000                                                       6,500           6,695        .32
                                                                                                           -----------    --------
                                                                                                                 35,839       1.70
                                                                                                           -----------    --------
Broadcasting & Publishing - 4.99%
Acme Intermediate 0%/12.00% 2005 (1),(2)                                                         11,939           6,667        .32
American Media Operations, Inc. 11.625% 2004                                                     13,400          14,673        .70
American Radio Systems Corp. 9.00% 2006                                                          12,750          13,515        .64
Antenna TV, SA 9.00% 2007(1)                                                                      4,500           4,511        .21
Chancellor Broadcasting Co.:
 9.375% 2004                                                                                     11,000          11,522
 8.75% 2007(1)                                                                                    6,500           6,646        .86
EZ Communications, Inc. 9.75% 2005                                                                1,500           1,650        .08
Gray Communications Systems, Inc. 10.625% 2006                                                    6,870           7,385        .35
Grupo Televisa, SA:
 Series A, 11.375% 2003                                                                           1,250           1,391
 0%/13.25% 2008(2)                                                                                1,000             752        .10
ITT Publimedia BV 9.375% 2007(1)                                                                  5,750           6,038        .29
Newsquest Capital PLC:
 11.00% 2006                                                                                      3,250           3,624
 Series B, 11.00% 2006                                                                            6,750           7,526        .53
Radio One, Inc. 7%/12.00% 2004(1),(2)                                                             4,750           4,560        .22
STC Broadcasting, Inc. 11.00% 2007(1)                                                             3,000           3,203        .15
Sun Media Corp.:
 9.50% 2007                                                                                       1,500           1,553
 9.50% 2007                                                                                       1,000           1,035        .12
TV Azteca, SA de CV:
 10.125% 2004                                                                                     4,250           4,468
 10.125% 2004                                                                                       750             788        .25
Young Broadcasting Inc. 10.125% 2005                                                              3,500           3,675        .17
                                                                                                           -----------    --------
                                                                                                                105,182       4.99
                                                                                                           -----------    --------
Cable & Telephone in the United
 Kingdom - 5.20%
Bell Cablemedia PLC 0%/11.95% 2004(2)                                                            11,000          10,092
(owned by Cable and Wireless PLC)
Videotron Holdings PLC (owned by Cable and Wireless PLC):
 0%/11.125% 2004(2)                                                                              24,000          22,380
 0%/11.00% 2005(2)                                                                                4,000           3,450       1.70
COLT Telecom Group PLC Units 0%/12.00% 2006(2)                                                   18,250          13,687        .65
Comcast UK Cable Partners Ltd. 0%/11.20% 2007(2)                                                 20,750          16,289        .77
International CableTel Inc.:
 0%/10.875% 2003(2)                                                                              21,175          19,375
 0%/12.75% 2005(2)                                                                                1,000             800
NTL Inc., Series B, 10.00% 2007                                                                   5,750           6,009       1.25
TeleWest PLC:
 9.625% 2006                                                                                      9,000           9,338
 0%/11.00% 2007(2)                                                                               11,000           8,250        .83
                                                                                                           -----------    --------
                                                                                                                109,670       5.20
                                                                                                           -----------    --------
Cellular, Paging & Wireless
 Communications - 13.42%
Cellular, Inc. 0%/11.75% 2003(2)                                                                  2,000           1,980        .09
Cellular Communications International, Inc.:
 0.00% 2000                                                                                       1,000             777
 Units 0.00% 2000                                                                                17,250          13,455        .68
Cellular Communications of Puerto Rico, Inc. 10.00% 2007                                         17,000          17,510        .83
Centennial Cellular Corp.:
 8.875% 2001                                                                                     17,000          17,255
 10.125% 2005                                                                                     2,500           2,681        .95
Clearnet Communications Inc. 0%/11.75% 2007(2)                                               C$ 19,375            8,555        .41
Comcast Cellular Holdings, Inc. 9.50% 2007(1)                                                  $12,000           12,540        .60
Comunicacion Celular SA 0%/13.125% 2003(2)                                                       16,000          12,400        .59
Esat Telecom Group PLC 0%/12.50% 2007(2)                                                         11,250           7,369        .35
Geotek Communications, Inc. 0%/15.00% 2005(2)                                                     1,000             605        .03
Globalstar, LP 11.375% 2004                                                                       3,000           3,120        .15
Heartland Wireless Communications, Inc. 13.00% 2003                                               5,300           2,199        .10
InterCel, Inc.:
 0%/12.00% 2006(2)                                                                               13,500           9,214
 11.125% 2007(1)                                                                                  7,500           7,819        .81
McCaw International, Ltd.  0%/13.00% 2007(2)                                                      8,500           5,164        .24
Mobile Telecomm  13.50% 2002                                                                     15,875          18,018        .85
MobileMedia Communications, Inc.:(8)
 0%/10.50% 2003(2)                                                                               14,900           2,570
 9.375% 2007                                                                                      6,500           1,446        .19
NEXTEL Communications, Inc.:
 0%/11.50% 2003(2)                                                                                2,250           2,177
 0%/10.125% 2004(2)                                                                              11,500          10,149        .58
Omnipoint Corp.:
 12.00% 2000(3)                                                                                  12,500          12,500
 11.625% 2006                                                                                    25,500          26,265
 11.625% 2006                                                                                       500             515       1.86
Orion Network Systems, Inc. Units 11.25% 2007                                                    25,475          27,640       1.31
PriCellular Wireless Corp.:
 0%/14.00% 2001(2)                                                                                8,000           8,780
 0%/12.25% 2003(2)                                                                               15,710          15,553
 10.75% 2004                                                                                      4,000           4,320       1.36
PTC International Finance BV 0%/10.75% 2007                                                      12,800           8,384        .40
Rogers Cantel Mobile Communications Inc.:
 11.125% 2002                                                                                     2,500           2,589
 9.375% 2008                                                                                      3,000           3,210        .28
Sprint Spectrum LP, Sprint Spectrum Finance Corp. 11.00% 2006                                     1,000           1,120        .05
Telesystems International, Inc. 0%/13.25% 2007(1),(2)                                             3,225           2,000        .09
Teletrac, Inc. Units 14.00% 2007(1)                                                               7,500           7,837        .37
Vanguard Cellular Systems, Inc.  9.375% 2006                                                      2,000           2,070        .10
Western Wireless Corp. 10.50% 2006(1)                                                             3,000           3,135        .15
                                                                                                           -----------    --------
                                                                                                                282,921      13.42
                                                                                                           -----------    --------
Construction & Housing - 0.43%
M.D.C. Holdings, Inc. 11.125% 2003                                                                8,250           9,034        .43
                                                                                                           -----------    --------
Diversified Media, Cable Television &
 Telecommunications - 9.50%
Adelphia Communications Corp.:
 9.25% 2002(1)                                                                                   15,000          15,075
 10.50% 2004(1)                                                                                   9,000           9,540       1.17
Brooks Fiber Properties, Inc.:
 10.00% 2007                                                                                      7,000           7,927
 0%/10.875% 2006(2)                                                                               4,750           3,800        .55
Cablevision Systems Corp.:
 8.125% 2009(1)                                                                                   9,500           9,619
 9.875% 2013                                                                                      7,000           7,560        .82
CEI Citicorp Holdings SA 11.25% 2007(1)                                                           2,500           2,556        .12
Century Communications Corp., Senior Note 8.75% 2007                                              4,000           4,000        .19
Comcast Corp. 10.25% 2001                                                                         3,200           3,552        .17
Comtel Brasileira Ltda. 10.75% 2004(1)                                                            4,250           4,526        .21
Conecel Holdings Ltd., Series A, Units 14.00% 2000(1)                                             5,500           5,672        .27
Fox/Liberty Networks, LLC 8.875% 2007(1)                                                          6,500           6,541        .31
FrontierVision 11.00% 2006                                                                        2,500           2,728        .13
Globo Comunicacoes E Participacoes LTDA.:
 10.50% 2006(1)                                                                                  10,500          10,972
 10.50% 2006                                                                                      2,000           2,090        .62
GST Equipment Funding, Inc. 13.25% 2007(1)                                                        9,000          10,395        .49
Hermes Euro Railtel BV 11.50% 2007(1)                                                             7,000           7,577        .36
IntelCom Group Inc., IntelCom Group (USA), Inc. 0%/13.50% 2005(2)                                 1,000             795        .04
Intermedia Communications Inc. 0%/11.25% 2007(1)(2)                                               3,000           2,078        .10
IXC Communications, Inc. 12.50% 2005                                                              4,500           5,158        .24
Jones Intercable, Inc. 9.625% 2002                                                                2,000           2,130        .10
Multicanal Participacoes SA 12.625% 2004                                                          6,250           7,078        .34
Nextlink Communications, Inc. 9.625% 2007                                                        11,000          11,412
Nextlink Communications LLC, Nextlink Capital, Inc. 12.50% 2006(1)                                1,750           2,013        .64
Qwest Communications International, Inc. 10.875% 2007                                             5,000           5,600        .27
RBS Participacoes SA 11.00% 2007(1)                                                               5,000           5,281        .25
TCI Communications, Inc. 6.375% 1999                                                              3,500           3,497        .17
Teleport Communications Group Inc. 9.875% 2006                                                    3,000           3,263        .15
TEVECAP, SA 12.625% 2004                                                                          7,875           8,357        .40
Verio Inc. Units 13.50% 2004                                                                      3,000           3,450        .16
Viacom International Inc.:
 9.125% 1999                                                                                      4,859           4,950
 10.25% 2001                                                                                      4,000           4,380
 7.75% 2005                                                                                       2,000           2,011        .54
WorldCom, Inc. 9.375% 2004                                                                       13,814          14,692        .70
                                                                                                           -----------    --------
                                                                                                                200,275       9.51
                                                                                                           -----------    --------
Electric & Gas Utilities - 0.14%
Columbia Gas System, Inc., Series A, 6.39% 2000                                                   3,000           3,009        .14
                                                                                                           -----------    --------
Energy & Related Companies - 5.79%
Abraxas Petroleum Corp. 11.50% 2004                                                              20,000          21,800       1.03
Benton Oil and Gas Co. 11.625% 2003                                                               7,000           7,700        .37
Falcon Drilling Co., Inc.:
 9.75% 2001                                                                                       2,500           2,631
 8.875% 2003                                                                                      4,250           4,484        .34
Forcenergy Inc.:
 9.50% 2006                                                                                       5,950           6,188
 8.50% 2007                                                                                       3,000           2,992        .43
Gulf Canada Resources Ltd. 9.25% 2004                                                             4,000           4,232        .20
J. Ray McDermott, SA 9.375% 2006                                                                  2,250           2,346        .11
Kelley Oil & Gas Corp. 10.375% 2006                                                              11,225          11,646        .55
Lomak Petroleum, Inc. 8.75% 2007                                                                 11,250          10,969        .52
Mariner Energy, Inc. 10.50% 2006                                                                  2,500           2,525        .12
McDermott Inc. 9.375% 2002                                                                        5,525           5,901        .28
Mesa Operating Co. 10.625% 2006                                                                  14,650          16,774        .80
Ocean Energy, Inc. 8.875% 2007(1)                                                                 3,500           3,587        .17
Pogo Producing Co. 8.75% 2007(1)                                                                 18,000          18,360        .87
                                                                                                           -----------    --------
                                                                                                                122,135       5.79
                                                                                                           -----------    --------
Food Retailing - 1.86%
Bruno's, Inc. 10.50% 2005                                                                        22,000          12,980        .61
Carr-Gottstein Foods Co. 12.00% 2005                                                              4,000           4,440        .21
Quality Food Centers, Inc. 8.70% 2007(1)                                                          2,000           2,040        .10
Randall's Food Markets, Inc. 9.375% 2007(1)                                                       9,750           9,848        .47
Rykoff-Sexton, Inc. 8.875% 2003                                                                   4,000           4,060        .19
Star Markets Co., Inc. 13.00% 2004                                                                2,000           2,280        .11
Stater Brothers Holdings Inc. 11.00% 2001                                                         3,250           3,575        .17
                                                                                                           -----------    --------
                                                                                                                 39,223       1.86
                                                                                                           -----------    --------
Forest Products & Paper - 3.00%
Container Corp. of America:
 10.75% 2002                                                                                      6,000           6,630
 9.75% 2003                                                                                      18,000          19,440
 11.25% 2004                                                                                      5,500           6,077       1.53
Copamex Industrias, SA de CV 11.375% 2004(1)                                                      7,625           8,483        .40
Indah Kiat Finance Mauritius Ltd.:
 10.00% 2007                                                                                      2,000           1,955
 10.00% 2007(1)                                                                                   7,000           6,843        .42
MAXXAM Group Inc. 11.25% 2003                                                                     3,000           3,180        .15
Pacific Lumber Co. 10.50% 2003                                                                    7,000           7,245        .34
Pindo Deli Finance Mauritius Ltd.:
 10.25% 2002(1)                                                                                   1,500           1,518
 10.75% 2007(1)                                                                                   1,750           1,787        .16
                                                                                                           -----------    --------
                                                                                                                 63,158       3.00
                                                                                                           -----------    --------
Health & Personal Care - 6.00%
Integrated Health Services, Inc.:
 10.75% 2006(1)                                                                                  11,250          12,066
 9.50% 2007(1)                                                                                   14,750          15,119
 9.25% 2008(1)                                                                                    5,500           5,583       1.55
Mariner Health Group, Inc. 9.50% 2006                                                            10,000          10,400        .49
Merit Behavioral Care Corp. 11.50% 2005                                                           4,750           5,273        .25
Paracelsus Healthcare Corp. 10.00% 2006                                                          30,825          31,827       1.51
Regency Health Services, Inc.:
 9.875% 2002                                                                                     15,250          16,699
 12.25% 2003(1)                                                                                   3,750           4,463       1.00
Sun Healthcare Group, Inc. 9.50% 2007(1)                                                          3,000           3,090        .15
Tenet Healthcare Corp. 8.00% 2005                                                                 2,000           2,040        .10
Unison HealthCare Corp. 13.00% 2006(1)                                                            4,000           3,480        .17
Universal Health Services, Inc. 8.75% 2005                                                        5,100           5,393        .26
UroHealth Systems, Inc. 12.50% 2004(1)                                                            7,000           6,965        .33
Vencor, Inc. 8.625% 2007(1)                                                                       4,000           4,060        .19
                                                                                                           -----------    --------
                                                                                                                126,458       6.00
                                                                                                           -----------    --------
Independent Power Producers - 1.67%
California Energy Co., Inc. 10.25% 2004                                                          28,750          31,206       1.48
CE Casecnan Water and Energy Co., Inc., Series B, 11.95% 2010                                     3,500           3,903        .19
                                                                                                           -----------    --------
                                                                                                                 35,109       1.67
                                                                                                           -----------    --------
Insurance - 0.14%
Integon Capital I, Integon Corp. 10.75% 2027                                                      2,400           2,928        .14
                                                                                                           -----------    --------
Leisure, Tourism & Restaurants - 4.70%
AMF Group Inc.:
 0%/12.25% 2006(2)                                                                               19,500          14,527
 10.875% 2006                                                                                     7,500           8,175       1.08
Aztar Corp. 11.00% 2002                                                                           2,000           2,060        .10
Boyd Gaming Corp.:
 9.25% 2003                                                                                      12,750          13,324
 9.50% 2007(1)                                                                                    6,000           6,120        .92
California Hotel Finance Corp. 11.00% 2002                                                        4,000           4,200        .20
FelCor Suites LP 7.375% 2004                                                                      4,250           4,236        .20
Foodmaker, Inc.:
 9.25% 1999                                                                                       3,572           3,652
 9.75% 2002                                                                                       6,450           6,627        .49
KSL Recreation Group Inc. 10.25% 2007(1)                                                          4,500           4,793        .23
Rio Hotel & Casino, Inc.:
 10.625% 2005                                                                                     6,400           6,960
 9.50% 2007(1)                                                                                    1,250           1,316        .39
Station Casinos, Inc. 9.625% 2003                                                                15,225          15,111        .71
Sun International Hotels Ltd., Sun International                                                  2,750           2,860        .14
North America, Inc. 9.00% 2007
Wyndham Hotel Corp. 10.50% 2006                                                                   4,500           5,085        .24
                                                                                                           -----------    --------
                                                                                                                 99,046       4.70
                                                                                                           -----------    --------
Manufacturing & Materials - 10.06%
AK Steel Corp.:
 10.75% 2004                                                                                      1,250           1,356
 9.125% 2006                                                                                      7,000           7,367        .41
Altos Hornos de Mexico, SA de CV:
 11.375% 2002(1)                                                                                  3,500           3,793
 11.875% 2004(1)                                                                                  4,250           4,728        .40
Anchor Glass Container Corp. 11.25% 2005(1)                                                      17,250          18,673        .89
Coleman Escrow 0.00% 2001(1)                                                                      5,600           3,808        .18
Consumers International Inc. 10.25% 2005(1)                                                       8,250           8,910        .42
Derlan Manufacturing Inc. 10.00% 2007                                                            18,950          19,992        .95
DGS International Finance Co. BV 10.00% 2007(1)                                                   6,250           6,383        .30
Fage Dairy Industry SA 9.00% 2007(1)                                                              9,250           9,019        .43
Fairchild Semiconductor Corp. 10.125% 2007                                                       10,250          10,993        .52
Impress Metal Packaging Holdings BV 9.875% 2007(1)                                            DM 9,400            5,668        .27
Kaiser Aluminum & Chemical Corp.:
 9.875% 2002                                                                                    $9,750           10,164
 12.75% 2003                                                                                      5,750           6,210
 10.875% 2006                                                                                     4,000           4,330
 Series B, 10.875% 2006                                                                           2,750           3,015       1.13
Key Plastics, Inc. 10.25% 2007                                                                    9,150           9,608        .46
Lifestyle Furnishings International Ltd. 10.875% 2006                                            13,005          14,533        .69
Nortek, Inc. 9.25% 2007                                                                           5,850           5,945        .28
Polymer Group, Inc. 9.00% 2007(1)                                                                 2,000           2,015        .10
Printpack, Inc.:
 Series B, 9.875% 2004                                                                            6,250           6,562
 10.625% 2006                                                                                     1,980           2,136        .41
Standard Commercial Corp. 8.875% 2005                                                            12,250          12,311        .58
Texas Petrochemicals Corp. 11.125% 2006                                                          11,250          12,262        .58
Therma-Wave, Inc. 10.625% 2004(1)                                                                 6,000           6,450        .31
UCAR Global Enterprises Inc. 12.00% 2005                                                          4,500           5,124        .24
U.S. Can Corp. 10.125% 2006                                                                       3,000           3,184        .15
Westinghouse Air Brake Co. 9.375% 2005                                                            7,250           7,522        .36
                                                                                                           -----------    --------
                                                                                                                212,061      10.06
                                                                                                           -----------    --------
Merchandising - 0.18%
Barnes & Noble, Inc. 11.875% 2003                                                                 1,100           1,184        .06
Loehmann's, Inc. 11.875% 2003                                                                     2,500           2,587        .12
                                                                                                           -----------    --------
                                                                                                                  3,771        .18
                                                                                                           -----------    --------
Miscellaneous Services - 3.18%
Allied Waste North America, Inc. 10.25% 2006                                                     17,200          18,834        .89
Cellnet Data Systems, Inc. Units 0%/14.00% 2007(1),(2)                                           47,786          24,311       1.15
EarthWatch Inc. Units 12.50% 2001(1),(3)                                                          6,000           6,000        .28
Petro Stopping Centers, LP, Petro Financial Corp. 10.50% 2007(1)                                 17,500          18,156        .86
                                                                                                           -----------    --------
                                                                                                                 67,301       3.18
                                                                                                           -----------    --------
Protection Services - 0.80%
Borg-Warner Security Corp. 9.625% 2007                                                            6,250           6,469        .31
Protection One Alarm Monitoring, Inc.0%/13.625% 2005(2),(3)                                       9,500          10,307        .49
                                                                                                           -----------    --------
                                                                                                                 16,776        .80
                                                                                                           -----------    --------
Real Estate - 0.20%
B.F. Saul Real Estate Investment Trust
 11.625% 2002                                                                                     4,000           4,290        .20
                                                                                                           -----------    --------
Textiles & Apparel - 0.32%
Dawson Production Services, Inc. 9.375% 2007                                                      4,000           4,100        .20
Tultex Corp. 10.625% 2005                                                                         1,000           1,105        .05
WestPoint Stevens Inc. 8.75% 2001                                                                 1,500           1,560        .07
                                                                                                           -----------    --------
                                                                                                                  6,765        .32
                                                                                                           -----------    --------
Transportation - 2.90%
Airplanes Pass Through Trust, pass-through                                                        6,625           7,586        .36
certificates, Class D, 10.875% 2019(4)
Continental Airlines, Inc. 9.50% 2001                                                             4,500           4,759        .23
Teekay Shipping Corp. 8.32% 2008                                                                 12,500          12,688        .60
USAir, Inc.:
 8.625% 1998                                                                                      1,000           1,015
 9.625% 2001                                                                                     12,000          12,480
 9.625% 2003                                                                                      2,240           2,397
 10.00% 2003                                                                                     11,500          12,017
 Pass-through trust, Series 1993-A3,
  10.375% 2013(4)                                                                                 7,400           8,281       1.71
                                                                                                           -----------    --------
                                                                                                                 61,223       2.90
                                                                                                           -----------    --------
Private Issue Collateralized Mortgage/Asset-Backed
 Obligations(4) - 0.22%
Residential Reinsurance Ltd., Class A-2, 11.45% 1998(1),(5)                                       4,250           4,338        .21
Resolution Trust Corp.:
 Series 1993-C1, Class E, 9.50% 2024                                                                186             186
 Series 1993-C2, Class E, 8.50% 2025                                                                 41              41        .01
                                                                                                           -----------    --------
                                                                                                                  4,565        .22
                                                                                                           -----------    --------
Non-U.S. Governments and Governmental
 Authorities - 3.10%
Argentina (Republic of):
 6.75% 2005(5)                                                                                      970             923
 11.00% 2006                                                                                        925           1,055
 11.75% 2007(1)                                                                             ARP 17,380           19,635
 11.375% 2017                                                                                   $4,250            4,958       1.26
Brazil (Federal Republic of):
 Debt Conversion Bond 6.938% 2012(5)                                                                750             637
 Capitalization Bond PIK 8.00% 2014(6)                                                              280             239        .04
Ecuador (Republic of) Past Due Interest Bonds:
 Registered 6.688% 2015(5)                                                                        5,878           4,335
 Bearer 6.688% 2015(5)                                                                              410             303
 Registered 6.438% 2025                                                                             250             208        .22
New Zealand Index-Linked 4.66% 2016(5),(7)                                                   NZ$ 4,000            2,482        .12
Panama (Republic of) Interest Reduction Bonds:
 3.75% 2014(1)(5)                                                                              $11,500            8,927
 6.688% 2016(5)                                                                                     514             445        .44
 Peru (Republic of):
 Front Loaded Interest Reduction Bond 3.25% 2017(1),(5)                                             500             308
 Past Due Interest Bond 4.00% 2017                                                                  750             503        .04
Poland (Republic of):
 Treasury Bill 1997                                                                              18,400           5,255
 Treasury Bill 1998                                                                              27,370           6,801
 Past Due Interest Bond 4.00% 2014(7)                                                             2,000           1,755        .66
United Mexican States:
 Collateralized Eurobond, Series A, 6.453% 2019(5)                                                  500             477        .02
 Government:
  11.375% 2016                                                                                    3,695           4,393
  11.50% 2026                                                                                       125             152        .22
Venezuela (Republic of):
 6.75% 2007(5)                                                                                      750             716
 Front Loaded Interest Reduction Bond 6.50% 2007(5)                                                 952             908        .08

                                                                                                           -----------    --------
                                                                                                                 65,415       3.10
                                                                                                           -----------    --------
U.S. Treasury Obligations - 4.62%
7.25% 1998                                                                                        5,000           5,031
6.875% 1999                                                                                      39,000          39,695
7.50% 2001                                                                                       19,000          20,024
8.00% 2001                                                                                        5,000           5,328
6.625% 2002                                                                                       3,000           3,072
5.75% 2003                                                                                        6,000           5,907
11.625% 2004                                                                                     14,000          18,382       4.62
                                                                                                              --------    --------
                                                                                                                 97,439       4.62
                                                                                                           -----------    --------
Total Bonds & Notes (cost: $1,701,328,000)                                                                    1,782,273      84.55
                                                                                                           -----------    --------

                                                                                             Number of
Stocks (Common & Preferred) - 5.70%                                                             Shares
Acme Television, LLC(1),(8)                                                                         725             725        .03
American Radio Systems Corp., Class A(8)                                                         20,000             952        .04
American Radio Systems Corp., exchangeable preferred(6),(8)                                     161,966          18,869        .96
AnnTaylor, Inc.(8)                                                                               40,000             595        .03
CalEnergy Co., Inc. (formerly California Energy Co. Inc.)(8)                                     65,000           2,161        .10
CellNet Data Systems, Inc.(8),(3)                                                               256,000           2,573        .12
Cellular Communications International, Inc.(8)                                                   32,800           1,361        .06
Chancellor Media Corp., Class A(8)                                                               37,091           1,952
Chancellor Radio Broadcasting Co.,
 exchangeable preferred(1),(8)                                                                  125,999          14,490        .78
Columbia Gas System, Inc.                                                                        14,700           1,029        .05
Comcast Corp., Class A                                                                           10,000             256
Comcast Corp., Class A, special stock                                                            20,000             515        .04
Comunicacion Celular SA,
warrants, expire 11/15/03(8)                                                                     15,000              82        .00
EarthWatch Inc. 12.00% convertible preferred(1),(3),(8)                                         675,000           5,400        .26
Esat Holdings Ltd., warrants, expire 2007(1),(8)                                                 11,250             338        .02
Falcon Drilling Co., Inc.(8)                                                                     50,000           1,766        .08
Globalstar Telecommunications Ltd.,                                                               3,000             315        .01
warrants, expire 2004(8)
Heartland Wireless Communications, Inc.,                                                         22,800               0        .00
 warrants, expire 4/26/00(1),(8),(3)
ICG Holdings (Canada), Inc., warrants, expire 8/8/05(1)(8)                                       33,000             186        .01
Integrated Health Services, Inc.                                                                 62,500           2,090        .10
IXC Communications, Inc.,  preferred, 12.50% 2009(1),(6),(8)                                      6,751           7,864        .37
J. Ray McDermott, SA(8)                                                                         130,000           6,370        .30
Jacor Communications, Inc.(8)                                                                    45,000           1,988        .09
Kelley Oil & Gas Corp., convertible preferred(8)                                                170,000           4,165        .20
Marriott International, Inc.                                                                     13,896             987        .05
McCaw International, Ltd., warrants, expire 2007(1),(8)                                           8,500              26        .00
McDermott International, Inc.                                                                    60,000           2,190        .10
NEXTEL Communications, Inc., Class A(8)                                                          13,942             403
NEXTEL Communications, Inc.,warrants, expire 1999(8)                                             21,250               0
NEXTEL Communications, Inc. preferred 13.00%(1),(6),(8)                                           5,750           6,627        .31
Nortel Inversora SA, Class A, preferred                                                       1,174,607          15,751        .75
(American Depositary Receipts)(1),(3)
Omnipoint Corp.(1),(3),(8)                                                                      278,001           4,865        .23
Orion Network Systems, Inc., warrants, expire 1/1/07(8)                                          25,475             382        .02
Pioneer Natural Resources Co.                                                                    91,766           3,843        .18
Protection One Alarm Monitoring, Inc.,                                                           30,400             365        .02
warrants, expire 6/30/05(1),(8)
Station Casinos, Inc.(8)                                                                         41,600             338
Station Casinos, Inc. 7.00% convertible preferred                                                90,000           3,864        .20
Sterling Chemicals, Inc., warrants, expire 8/15/08(8)                                             3,000             108        .01
Time Warner Inc. 10.25% exchangeable preferred                                                    3,108           3,543        .17
UroHealth Systems, Inc., warrants, expire 4/1/04(1),(8)                                           7,000               4        .00
WorldCom, Inc.(8)                                                                                21,000             743        .04
                                                                                                           -----------    --------
                                                                                                                120,081       5.70
Total Stocks (cost: $92,081,000)                                                                           -----------    --------
                                                                                             Principal
                                                                                                Amount
                                                                                                 (000)

Convertible Debentures - 0.99%
Banco Nacional de Mexico, SA 11.00% 2003                                                          $500              538        .03
Global Telesystems Group  8.75% 2000(1)                                                           7,500           7,875        .37
Integrated Health Services, Inc. 6.00% 2003(1)                                                    6,500           7,166        .34
Kelley Oil & Gas Corp.:
 7.875% 1999                                                                                      2,291           2,268
 8.50% 2000                                                                                       3,245           3,083        .25
                                                                                                           -----------    --------
Total Convertible Debentures (cost:                                                                              20,930        .99
 $19,864,000)                                                                                              -----------    --------




Short-Term Securities
Corporate Short-Term Notes - 7.35%
AT&T Corp. 5.48% due 10/8/97                                                                     12,000          11,985        .57
Bell Atlantic Financial Services, Inc.:
 5.53% due 10/16/97                                                                              14,900          14,863
 5.54% due 11/3/97                                                                                7,000           6,964       1.03
E.I. du Pont de Nemours and Co. 5.46% due 10/3/97                                                20,000          19,991        .95
General Electric Capital Corp. 6.50% due 10/1/97                                                  6,860           6,859        .33
International Lease Finance Corp. 5.49% due 10/9/97                                              13,000          12,982        .62
MCI Communications Corp. 5.48% due 10/1/97                                                       25,000          24,996       1.19
PACCAR Financial Corp. 5.51% due 10/16/97                                                         8,000           7,980        .38
PepsiCo, Inc. 5.49% due 10/6/97                                                                  29,800          29,773       1.41
Sony Capital Corp. 5.53% due 10/16/97                                                            18,390          18,345        .87

                                                                                                           -----------    --------

Total Short-Term Securities (cost:                                                                              154,738       7.35
 $154,739,000)                                                                                             -----------    --------

Total Investment Securities (cost:                                                                            2,078,022      98.59
 $1,968,012,000)
Excess of cash and receivables over payables                                                                     29,806        1.41
                                                                                                           -----------    --------
                                                                                                             $2,107,828     100.00%
Net Assets                                                                                                 ===========    ========


(1)Purchased in a private placement transaction;
resale may be limited to qualified institutional buyers; resale to the public may require registration.
(2)Step bond; coupon rate will increase at a later date.
(3)Valued under procedures established by the Board of Trustees.
(4)Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
(5)Coupon rate may change periodically.
(6)Payment in kind. The issuer has the option of paying additional securities in lieu of cash.
(7)Index-linked bond, which is a floating rate bond whose principal amount moves with a government retail price index.
(8)Non-income-producing security.

See Notes to Financial Statements

American High-Income Trust
Financial Statements
Statement of Assets and Liabilities
at September 30, 1997 (dollars in thousands)
Assets:
 Investment securities
  (cost: $1,968,012)                                                                  $   2,078,022
 Cash                                                                                            16
 Receivables for--
  Sales of investments                                                $   19,006
  Sales of fund's shares                                                   6,461
  Forward currency contracts                                                  73
  Accrued dividends and interest                                          37,359             62,899
                                                                        --------           --------
                                                                                          2,140,937
Liabilities:
 Payables for--
  Purchases of investments                                                28,417
  Repurchases of fund's shares                                             1,838
  Dividends on fund's shares                                               1,675
  Management services                                                        787
  Accrued expenses                                                           392             33,109
                                                                        --------           --------
Net Assets at September 30, 1997 --
 Equivalent to $15.69 per share on
 134,363,710 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                                          $   2,107,828
                                                                                     ==============

Statement of Operations
for the year ended September 30, 1997
(dollars in thousands)
Investment Income:
 Income:
  Dividends                                                            $   2,267
  Interest                                                               163,573     $      165,840
                                                                        --------
 Expenses:
  Management services fee                                                  8,242
  Distribution expenses                                                    4,552
  Transfer agent fee                                                       1,100
  Reports to shareholders                                                    132
  Registration statement and prospectus                                      249
  Postage, stationery and supplies                                           301
  Trustees' fees                                                              29
  Auditing and legal fees                                                     44
  Custodian fee                                                               92
  Taxes other than federal income tax                                         25
  Other expenses                                                              20             14,786
                                                                        --------           --------
  Net investment income                                                                     151,054
                                                                                           --------
Realized Gain and Increase in Unrealized
 Appreciation on Investments:
 Net realized gain                                                                           42,701
 Net unrealized appreciation on
  Investments                                                             56,784
  Open forward currency contracts                                             77             56,861
                                                                        --------           --------

  Net realized gain and unrealized
   appreciation on investments                                                               99,562
                                                                                           --------
Net Increase in Net Assets
 Resulting from Operations                                                           $      250,616
                                                                                     ==============


Statement of Changes in Net Assets
(dollars in thousands)

                                                         Year ended September 30
                                                                             1997               1996
Operations:                                                             --------           --------
 Net investment income                                             $     151,054     $      118,127
 Net realized gain on investments                                         42,701              4,164
 Net increase in unrealized appreciation
  on investments                                                          56,861             47,452
                                                                        --------           --------
  Net increase in net assets
   resulting from operations                                             250,616            169,743
                                                                        --------           --------

Dividends and Distributions
 Paid to Shareholders:
 Dividends from net investment income                                   (147,273)          (118,864)
 Distributions from net realized
  gain on investments                                                     (1,653)          --------
                                                                        --------           --------
  Total dividends and distributions                                     (148,926)          (118,864)
                                                                        --------           --------
Capital Share Transactions:
 Proceeds from shares sold:
  52,744,058 and 43,729,904
  shares, respectively                                                   800,316            636,739
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends and distributions
  of net realized gain on
  investments: 6,173,899 and
  5,021,604 shares, respectively                                          93,692             73,124
 Cost of shares repurchased:
  28,680,906 and 22,319,120
  shares, respectively                                                  (434,766)          (324,832)
                                                                        --------           --------
  Net increase in net assets
   resulting from capital share
   transactions                                                          459,242            385,031
                                                                        --------           --------
Total Increase in Net Assets                                             560,932            435,910

Net Assets:
 Beginning of year                                                     1,546,896          1,110,986
                                                                        --------           --------
 End of year (including undistributed
  net investment income: $10,740
  and $7,102, respectively)                                        $   2,107,828      $   1,546,896
                                                                  ==============     ==============

See Notes to Financial Statements

Notes to Financial Statements

1. American High-Income Trust (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Equity securities, including depositary receipts, are valued at the last reported sales price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

 Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

 Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates. The effects of changes in foreign currency tares on investment securities are included with the net realized and unrealized gain or loss on investment securities.

 Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed-delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized. Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

  The fund may enter into forward currency contracts, which represent an agreement to exchange currencies of different countries at a specified future date at a specified rate. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of September 30, 1997, net unrealized appreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $110,010,000, of which $138,405,000 related to appreciated securities and $28,395,000 related to depreciated securities. During the year ended September 30, 1997, the fund realized, on a tax basis, a net capital gain of $43,118,000 on securities transactions. Net losses related to non-U.S. currency transactions of $417,000 were treated as an adjustment to ordinary income for federal tax purposes. The cost of portfolio securities, excluding forward currency contracts, for book and federal income tax purposes was $1,968,012,000 at September 30, 1997.

3. The fee of $8,242,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million but not exceeding $1 billion; and 0.18% of such assets in excess of $1 billion; plus 3.00% on the first $100 million of the fund's annual gross investment income; and 2.50% of such income in excess of $100 million.

 Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1997, distribution expenses under the Plan were $4,552,000. As of September 30, 1997, accrued and unpaid distribution expenses were $328,000.

 American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $1,100,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $2,289,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1997, aggregate amounts deferred and earnings thereon were $51,000.

 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of September 30, 1997, accumulated undistributed net realized gain on investments was $38,829,000 and paid-in capital was $1,948,752,000. The fund reclassified $143,000 of realized currency losses to undistributed net investment income from undistributed net realized gains for the year ended September 30, 1997.

 The fund made purchases and sales of investment securities, excluding short-term securities, of $1,259,096,000 and $875,661,000 respectively, during the year ended September 30, 1997.

 Pursuant to the custodian agreement, the fund receives credit against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $92,000 includes $86,000 that was paid by these credits rather than in cash.

 At September 30, 1997, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:


                                            Contract Amount                   U.S. Valuation at 9/30/97
                                             -------------- --------------     ------------------------ --------------
                                                                                                           Unrealized
                                                                                                         Appreciation
Non-U.S. Currency Sales Contracts                  Non-U.S.          U.S.                        Amount (Depreciation)
-------------------------------------------- -------------- --------------     ------------------------ --------------

German Deutsch Marks expiring 11/28/97         DM5,700,000     $3,414,196                    $3,246,606      $167,590
German Deutsch Marks expiring 11/05/97         DM3,431,000     $1,857,320                    $1,951,640      $(94,320)
                                                                                                                    -
                                                                                                              $73,270

Per-Share
Data and Ratios                                     Year     ended September       30
                                                      1997     1996    1995     1994     1993
                                                 -------- -------- -------- -------- --------
Net Asset Value, Beginning
 of Year                                           $14.86   $14.30   $13.97   $15.18   $14.58
                                                 -------- -------- -------- -------- --------
 Income from Investment
  Operations:
  Net investment income                              1.26     1.29     1.33     1.25     1.28
  Net realized and
   unrealized gain
   (loss) on investments                              .83      .59      .39     (.99)     .74
                                                 -------- -------- -------- -------- --------
   Total income from
    investment operations                            2.09     1.88     1.72      .26     2.02
                                                 -------- -------- -------- -------- --------
 Less Distributions:
  Dividends from net
   investment income                                (1.24)   (1.32)   (1.32)   (1.21)   (1.29)
  Distributions from net
   realized gains                                    (.02)       -     (.07)    (.26)    (.13)
                                                 -------- -------- -------- -------- --------
   Total distributions                              (1.26)   (1.32)   (1.39)   (1.47)   (1.42)
                                                 -------- -------- -------- -------- --------
Net Asset Value, End of Year                       $15.70   $14.86   $14.30   $13.97   $15.18
                                                 ======== ======== ======== ======== ========
Total Return*                                       14.66%  13.68%   13.34%    1.60%    14.59%

Ratios/Supplemental Data:
 Net assets, end of year
  (in millions)                                    $2,108   $1,547   $1,111     $835     $707
 Ratio of expenses to average
  net assets                                         .82%     .87%     .89%     .86%      .87%
 Ratio of net income to
  average net assets                                8.35%    8.90%    9.72%    8.63%     8.60%
 Portfolio turnover rate                           53.55 %  39.74%   29.56%   42.03%    44.37%


*Calculated without deducting a sales charge. The maximum sales charge is 4.75% of the fund's offering price.

Independent Auditors' Report

To the Board of Trustees and Shareholders of American High-Income Trust:

 We have audited the accompanying statement of assets and liabilities of American High-Income Trust (the "fund"), including the schedule of portfolio investments, as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of American High-Income Trust as of September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Los Angeles, California
October 31, 1997


1997 TAX INFORMATION (unaudited)

 We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions.

 Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 1% of the dividends paid by the fund from net investment income represents qualifying dividends.

 Certain states may exempt from income taxation a portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 4% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

 Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

 SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV WHICH WILL BE MAILED IN JANUARY 1998 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1997 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


AMERICAN HIGH-INCOME TRUST

BOARD OF TRUSTEES

H. FREDERICK CHRISTIE, Rolling Hills Estates, California
Private investor; former President and Chief Executive
Officer, The Mission Group; former President,
Southern California Edison Company

DON R. CONLAN, South Pasadena, California
President (retired), The Capital Group Companies, Inc.

DIANE C. CREEL, Long Beach, California
Chief Executive Officer and President,
The Earth Technology Corporation
(international engineering consulting)

MARTIN FENTON, JR., San Diego, California
Chairman of the Board, Senior Resource Group, Inc.
(senior living centers management)

LEONARD R. FULLER, Marina del Rey, California
President, Fuller Consulting
(management consultants)

ABNER D. GOLDSTINE, Los Angeles, California
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR., Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

HERBERT HOOVER III, San Marino, California
Private investor

RICHARD G. NEWMAN, Los Angeles, California
Chairman of the Board, President and Chief
Executive Officer, AECOM Technology Corporation
(architectural engineering)

PETER C. VALLI, Long Beach, California
Retired; former Chairman of the Board,
BW/IP International, Inc.
(industrial manufacturing)

OTHER OFFICERS

RICHARD T. SCHOTTE, Los Angeles, California
President of the fund
Senior Vice President,
Capital Research and Management Company

DAVID C. BARCLAY, Los Angeles, California
Senior Vice President of the fund
Executive Vice President, Capital Research Company

MICHAEL J. DOWNER, Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business Management Group,
Capital Research and Management Company

MARY C. HALL, Brea, California
Vice President of the fund
Senior Vice President - Fund Business Management Group,
Capital Research and Management Company

SUSAN M. TOLSON, Los Angeles, California
Vice President of the fund
Vice President, Capital Research Company

JULIE F. WILLIAMS, Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

ANTHONY W. HYNES, JR., Brea, California
Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

KIMBERLY S. VERDICK, Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President - Fund Business Management Group,
Capital Research and Management Company

TODD L. MILLER, Brea, California
Assistant Treasurer of the fund
Assistant Vice President - Fund Business Management Group,
Capital Research and Management Company
[The American Funds Group (R)]

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH
AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180, OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of American High-Income Trust, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1997, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA SG/FS/3198
Lit. No. AHIT-011-1197